UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities and Exchange Act of 1934
Date of Report (Dated of earliest event reported): April 25, 2019

HERITAGE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 000-29480

Washington	91-1857900
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 Fifth Avenue SW, Olympia, WA	98501
(Address of principal executive offices)	(Zip Code)
(360) 943-1500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
On April 25, 2019, Heritage Financial Corporation (“Heritage”) issued a press release announcing its financial results for the first quarter ended March 31, 2019. A copy of the release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 8.01    Other Events
On April 25, 2019, Heritage Financial Corporation (“Heritage”) issued a press release announcing a regular quarterly cash dividend of $0.18 per common share. The dividends will be paid on May 22, 2019, to shareholders of record at the close of business on May 8, 2019. A copy of the release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits
The following exhibit is being filed herewith and this list shall constitute the exhibit index:

Exhibit 99.1	Press Release dated April 25, 2019 announcing financial results for the quarter ended March 31, 2019 and cash dividend.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date:
April 25, 2019	/S/ BRIAN L. VANCE
Brian L. Vance
Chief Executive Officer
(Duly Authorized Officer)